                                                                Exhibit 24.01

                                POWER OF ATTORNEY

The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Andrew N. Peterson and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11 day of December, 1997.


/s/ William R. Roach
-----------------------------
William R. Roach

                                POWER OF ATTORNEY

The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Andrew N. Peterson and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11 day of December, 1997.


/s/ Jack R. Borsting
-----------------------------
Jack R. Borsting

                                POWER OF ATTORNEY

The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Andrew N. Peterson and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11 day of December, 1997.


/s/ Tony Christianson
-----------------------------
Tony Christianson

                                POWER OF ATTORNEY

The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Andrew N. Peterson and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of December, 1997.


/s/ John L. Krakauer
-----------------------------
John L. Krakauer

                                POWER OF ATTORNEY

The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Andrew N. Peterson and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11th day of December, 1997.


/s/ Vernon B. Lewis, Jr.
-----------------------------
Vernon B. Lewis, Jr.

                                POWER OF ATTORNEY

The undersigned, a Director and/or Officer of TRO Learning, Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint William R. Roach, Andrew N. Peterson and Mary Jo Murphy, his or her true and lawful attorneys and agents, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, the Company's Annual Report on Form 10-K and related amendments, if any. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

Dated this 11 day of December, 1997.


/s/ John Patience
-----------------------------
John Patience